AMERICAN CENTURY-BENHAM TARGET 2000 FUND
                                YIELD CALCULATION
                                    9/30/97

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =             $1,280,762.06
              B     =               $124,033.18
              C     =              2,963,313.402
              D     =                    $86.06

        Yield       =                      5.51%

                    AMERICAN CENTURY-BENHAM TARGET 2000 FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     9/30/97

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                         P                 ERV          N                T
                 -----------------------------------------------------------

One Year             $1,000.00         $1,076.40         1.000000      7.64%

Five Year            $1,000.00         $1,384.50         5.000000      6.72%

Ten Year             $1,000.00         $2,952.30        10.000000     11.43%

Inception *          $1,000.00         $4,411.10        12.518482     12.59%

TR = Total return for period           TR=(ERV/P)-1       341.11%

*Date of Inception:                        3/25/85

                    AMERICAN CENTURY-BENHAM TARGET 2005 FUND
                                YIELD CALCULATION
                                    9/30/97

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =             $1,479,049.20
              B     =               $135,376.81
              C     =              4,346,164.323
              D     =                    $64.54

        Yield       =                      5.82%

                    AMERICAN CENTURY-BENHAM TARGET 2005 FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     9/30/97

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                         P                 ERV            N                T
                 ------------------------------------------------------------

One Year             $1,000.00         $1,116.00           1.000000     11.60%

Five Year            $1,000.00         $1,567.30           5.000000      9.40%

Ten Year             $1,000.00         $3,599.60          10.000000     13.66%

Inception *          $1,000.00         $5,432.70          12.518482     14.48%

TR = Total return for period           TR=(ERV/P)-1         443.27%

*Date of Inception:                        3/25/85

                    AMERICAN CENTURY-BENHAM TARGET 2010 FUND
                                YIELD CALCULATION
                                    9/30/97

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $677,863.50
              B     =                $59,935.55
              C     =              2,536,444.478
              D     =                    $49.16

        Yield       =                      6.02%

                    AMERICAN CENTURY-BENHAM TARGET 2010 FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     9/30/97

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                         P                 ERV          N                T
                 ----------------------------------------------------------

One Year             $1,000.00         $1,157.50         1.000000     15.75%

Five Year            $1,000.00         $1,723.10         5.000000     11.50%

Ten Year             $1,000.00         $4,079.70        10.000000     15.10%

Inception *          $1,000.00         $6,270.40        12.518482     15.79%

TR = Total return for period          TR=(ERV/P)-1        527.04%

*Date of Inception:                        3/25/85

                    AMERICAN CENTURY-BENHAM TARGET 2015 FUND
                                YIELD CALCULATION
                                    9/30/97

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $629,459.32
              B     =                $54,609.12
              C     =              2,979,342.554
              D     =                    $38.34

        Yield       =                      6.12%

                    AMERICAN CENTURY-BENHAM TARGET 2015 FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     9/30/97

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                     P                 ERV             N           T
                 ------------------------------------------------------

One Year         $1,000.00         $1,199.60        1.000000     19.96%

Five Year        $1,000.00         $1,880.30        5.000000     13.46%

Ten Year         $1,000.00         $4,245.80       10.000000     15.56%

Inception *      $1,000.00         $3,047.70       11.066393     10.59%

TR = Total return for period      TR=(ERV/P)-1       204.77%

*Date of Inception:                        9/1/86

                    AMERICAN CENTURY-BENHAM TARGET 2020 FUND
                                YIELD CALCULATION
                                    9/30/97

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =             $3,165,199.86
              B     =               $270,874.64
              C     =             20,922,218.317
              D     =                    $27.17

        Yield       =                      6.19%

                    AMERICAN CENTURY-BENHAM TARGET 2020 FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     9/30/97

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                          P                 ERV                N         T
                  -----------------------------------------------------------

One Year              $1,000.00         $1,235.00         1.000000     23.50%

Five Year             $1,000.00         $1,993.40         5.000000     14.79%

Ten Year

Inception *           $1,000.00         $2,264.20         7.753593     11.12%

TR = Total return for period           TR=(ERV/P)-1        126.42%

*Date of Inception:                       12/29/89

                    AMERICAN CENTURY-BENHAM TARGET 2025 FUND
                                YIELD CALCULATION
                                    9/30/97

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $382,931.19
              B     =                $33,786.29
              C     =              3,176,031.201
              D     =                    $22.27

        Yield       =                      6.00%

                    AMERICAN CENTURY-BENHAM TARGET 2025 FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     9/30/97

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                        P                 ERV             N           T
                 ---------------------------------------------------------

One Year             $1,000.00         $1,243.40       1.000000     24.34%

Five Year

Ten Year

Inception *          $1,000.00         $1,121.90       1.622435      7.35%

TR = Total return for period          TR=(ERV/P)-1       12.19%

*Date of Inception:                        2/15/96